INVESTAR®

NASDAQ: ISTR

Janney Community Bank Forum
September 18 – 19, 2023

As of June 30, 2023

Disclosures and Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Investar's current views with respect to, among other things, future events and financial performance. Investar generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words.

Any forward-looking statements contained in this presentation are based on the historical performance of Investar and its subsidiaries or on Investar's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by Investar that the future plans, estimates or expectations by Investar will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to Investar's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if Investar's underlying assumptions prove to be incorrect, Investar's actual results may vary materially from those indicated in these statements. Investar does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: (1) the significant risks and uncertainties for our business, results of operations and financial condition, as well as our regulatory capital and liquidity ratios and other regulatory requirements caused by business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which we operate, including risks and uncertainties caused by disruptions in the banking industry earlier this year, potential continued higher inflation and interest rates, supply and labor constraints, the war in Ukraine and the ongoing COVID-19 pandemic; (2) our ability to achieve organic loan and deposit growth, and the composition of that growth; (3) changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing, including potential continued increases in interest rates in 2023; (4) our ability to identify and enter into agreements to combine with attractive acquisition candidates, finance acquisitions, complete acquisitions after definitive agreements are entered into, and successfully integrate and grow acquired operations; (5) our adoption on January 1, 2023 of ASU 2016-13, and inaccuracy of the assumptions and estimates we make in establishing reserves for credit losses and other estimates; (6) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (7) a reduction in liquidity, including as a result of a reduction in the amount of deposits we hold or other sources of liquidity, which may continue to be adversely impacted by the disruptions in the banking industry earlier this year causing bank depositors to move uninsured deposits to other banks or alternative investments outside the banking industry; (8) changes in the quality and composition of, and changes in unrealized losses in, our investment portfolio, including whether we may have to sell securities before their recovery of amortized cost basis and realize losses; (9) the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute our strategy generally; (10) our dependence on our management team, and our ability to attract and retain qualified personnel; (11) the concentration of our business within our geographic areas of operation in Louisiana, Texas and Alabama; (12) concentration of credit exposure; (13) any deterioration in asset quality and higher loan charge-offs, and the time and effort necessary to resolve problem assets; (14) fluctuations in the price of oil and natural gas; (15) data processing system failures and errors; (16) cyberattacks and other security breaches; and (17) hurricanes, tropical storms, tropical depressions, floods, winter storms, and other adverse weather events, all of which have affected Investar's market areas from time to time; other natural disasters; oil spills and other man-made disasters; acts of terrorism, an outbreak or intensifying of hostilities including the war in Ukraine or other international or domestic calamities, acts of God and other matters beyond our control.

These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. "Risk Factors" and in the "Special Note Regarding Forward-Looking Statements" in Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Investar's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (the "SEC").

Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America, or GAAP. These measures and ratios include "tangible common equity," "tangible assets," "tangible equity to tangible assets," "tangible book value per common share," "core noninterest income," "core earnings before noninterest expense," "core noninterest expense," "core earnings before income tax expense," "core income tax expense," "core earnings," "core efficiency ratio," "core return on average assets," "core basic earnings per share," and "core diluted earnings per share." Management believes these non-GAAP financial measures provide information useful to investors in understanding Investar's financial results, and Investar believes that its presentation, together with the accompanying reconciliations, provide a more complete understanding of factors and trends affecting Investar's business and allow investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and Investar strongly encourages investors to review its consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. Reconciliation of the non-GAAP financial measures disclosed in this presentation to the comparable GAAP financial measures are included in the appendix.

Our Company

Investar Holding Corp. is the Bank Holding Company for Investar Bank

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 29 branches across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 7 whole bank acquisitions and 1 branch transaction
- 39 consecutive quarters of dividends paid; 8 consecutive years of dividend growth

Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



Financial Overview – 2nd Quarter 2023

Highlights

- Recorded quarterly net income of $6.5 million in the 2nd quarter.
- Core return on average assets[1] improved to 0.97% for the 2nd quarter compared to 0.76% for the 1st quarter.
- Core noninterest expense[1] decreased $0.3 million to $15.2 million during the 2nd quarter compared to $15.5 million for the 1st quarter.
- Repurchased 92,300 shares during the 2nd quarter. In July, the Board of Directors authorized an additional 350,000 shares for repurchase under our stock repurchase program.
- Tangible book value[1] increased 0.7% (2.8% annualized) during the 2nd quarter to $17.87 per share compared to $17.74 for the 1st quarter.

Liquidity

- Total deposits increased $35.2 million, or 1.6%, at June 30, 2023 to $2.18 billion compared to $2.15 billion at March 31, 2023.
- Uninsured deposits were 34% of total deposits at June 30, 2023.
- Utilized the Federal Reserve's Bank Term Funding Program to secure fixed rate funding for a one-year term and reduced short-term Federal Home Loan Bank advances, which are priced daily. The Bank utilized this source of funding due to it's lower rate, the ability to prepay the obligations without penalty, and as a means to lock in funding.

Loans and Credit Quality

- Total loans decreased $24.2 million, or 1.1%, to $2.08 billion at June 30, 2023 compared to $2.11 billion at March 31, 2023.
- Nonperforming loans were 0.34% of total loans at June 30, 2023 compared to 0.27% of total loans at March 31, 2023.

2nd Quarter Results	
Balance Sheet (in millions)	
Assets	$ 2,754
Net Loans	$ 2,055
Deposits	$ 2,181
Equity	$ 218
Holding Company Capital	
TCE/TA[1]	6.48%
Tier 1 Leverage Capital	8.45%
Common Equity Tier 1 Capital	9.86%
Tier 1 Capital	10.28%
Total Capital	13.49%
Profitability (2nd quarter)	
Net Interest Margin	2.82%
ROAA	0.96%
ROAE	11.85%
Net Income	$ 6,547
Pre-Tax, Pre-Provision Income[1]	$ 5,216
Per Share Information	
Tangible Book Value[1]	$ 17.87
Earnings (Diluted)	$ 0.67
Dividends	$ 0.10

[1] *Non-GAAP financial measure; please see appendix for additional details*

Leadership Team



John J. D'Angelo, President and Chief Executive Officer

Mr. D'Angelo has been the President and Chief Executive Officer of the Company since the Share Exchange. He has also served as the Bank's President and Chief Executive Officer since its organization in 2006. Prior to Investar Bank's organization, Mr. D'Angelo was manager of the private banking, small business banking, construction lending, brokerage and trust areas of Hibernia National Bank (the predecessor to Capital One Bank, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D'Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia.



John R. Campbell, Executive VP and Chief Financial Officer

Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.



Jeffrey W. Martin, Executive VP and Chief Credit Officer

Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2021, he assumed the role of Chief Credit Officer. Prior to joining the Bank, he served as a Commercial Banking Executive for Regions Bank. He has over 30 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.



Linda M. Crochet, Executive VP and Chief Operating Officer

Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that include credit underwriting, credit policy, lending, and investor relations.

Corporate Culture

VALUES

Integrity
Neighborly
Visionary
Empowerment
Star Service
Team Focused
Accountable
Responsive

MISSION

INVESTAR IS
a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

Creating Shareholder Value

Tangible Book Value Per Share[1]

6.2% TBV / Share (Ex. AOCI)
GROWTH CAGR[2]
2018 – 2023Q2



TBV per Share[1] ($)
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$17.13
$17.46
$18.79
$18.62
$19.89
$19.72
$19.20
$19.08
$17.43
$22.37
$17.87
$22.87
2018
2019
2020
2021
2022
Q2 2023
TBV/Share
TBV/Share (excl. AOCI)

[1] Non-GAAP financial measure; please see appendix for additional details
[2] Abbreviation for Compound Annual Growth Rate – for the period beginning December 31, 2018 and ending June 30, 2023

Dividend History


$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
34% CAGR
2014[1]
2015
2016
2017
2018
2019
2020
2021
2022
Q2 2023[2]

[1] Annualized based on 3rd quarter 2014 dividend of $0.0068 plus 4th quarter 2014 dividend of $0.007
[2] Annualized based on 2nd quarter 2023 dividend of $0.10

Recent GAAP Earnings Performance

Net Income ($000)



$9,404
$7,304
$8,898
$3,812
$6,547
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Earnings Per Share (Diluted)



$0.92
$0.73
$0.88
$0.38
$0.67
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

ROAA (%)



1.48
1.11
1.32
0.57
0.96
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Net Interest Margin (%)



3.70
3.77
3.50
3.13
2.82
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Recent Core Earnings Performance

Core Earnings ($000)[1]



$6,328
$7,119
$6,219
$5,123
$6,616
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Core Earnings Per Share (Diluted)[1]



$0.62
$0.71
$0.62
$0.51
$0.67
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Core ROAA (%)[1]



0.99
1.08
0.92
0.76
0.97
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Core Efficiency Ratio (%)[1]



63.21
61.63
63.35
69.89
74.21
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

[1] Non-GAAP financial measure; please see the appendix for additional details

Continued Execution of Acquisition Strategy

Investar Has Completed 7 Whole Bank Acquisitions and 1 Branch Transaction



2011
South LA
Business Bank (LA)
2013
First Community
Bank (LA)
2017
BOJ Bancshares (LA)
2017
Citizens
Bancshares (LA)
2019
Bank of York (AL)
2019
Mainland Bank (TX)
2020
PlainsCapital Bank
Branches (TX)
2021
Cheaha Financial
Group (AL)
Total Assets:
$2.8 Billion

Investment Portfolio – 2nd Quarter Update

Available-for-Sale (Dollars in thousands)	Book Value	Gain (Loss)	Fair Value
U.S. Governmental Securities	$ 27,889	$ (594)	$ 27,295
State and Politcal Subdivisions	19,949	(2,314)	17,635
Corporate Bonds	33,740	(4,304)	29,436
Residential Mortgage-backed Securities	288,658	(46,389)	242,269
Commercial Mortgage-backed Securities	81,817	(8,869)	72,948
Total	**$ 452,053**	**$ (62,470)**	**$ 389,583**

Available-for-Sale Portfolio Characteristics	
Weighted average modified duration	5.9 years
Current tax-equivalent yield	2.87%

Held-to-Maturity (Dollars in thousands)	Book Value	Gain (Loss)	Fair Value
Residential Mortgage-backed Securities	$ 2,530	$ (234)	$ 2,296
State and Politcal Subdivisions	15,282	335	15,617
Total	**$ 17,812**	**$ 101**	**$ 17,913**

Held-to-Maturity Portfolio Characteristics	
Weighted average modified duration	7.9 years
Current tax-equivalent yield	4.92%

Total Effective Duration: 6.0 years



Commercial Mortgage-backed Securities 19%
U.S. Governmental Securities 7%
State and Political Subdivisions 4%
Corporate Bonds 8%
Residential Mortgage-backed Securities 62%



Residential Mortgage-backed Securities 13%
State and Political Subdivisions 87%

Loan Portfolio – 2nd Quarter Update

- Loan yield improved to 5.44% for the 2nd quarter compared to 5.27% for the 1st quarter.
- Total loans decreased $24.2 million, or 1.1%, to $2.08 billion at June 30, 2023, compared to $2.11 billion at March 31, 2023.
- Net recoveries of $2.4 million in the loan portfolio primarily attributable to recoveries on one loan relationship that became impaired in the third quarter of 2021 as a result of Hurricane Ida.
- Decrease in the business lending portfolio compared to March 31, 2023 is primarily driven by lower demand due to higher rates.



Consumer & Other 0.6%
Commercial & Industrial 19.2%
Construction & Development 9.4%
Nonowner-Occupied Commercial Real Estate 25.4%
1-4 Family Residential 19.9%
Owner-Occupied Commercial Real Estate 21.2%
Multifamily 3.9%
Farmland 0.4%

As of June 30, 2023

	Loan Portfolio Detail - Quarterly Lookback							
(Dollars in thousands)	9/30/2021	12/30/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Construction & Development	$ 215,247	$ 203,204	$ 201,221	$ 214,543	$ 220,609	$ 201,633	$ 210,274	$ 197,850
1-4 Family Residential	362,249	364,307	367,520	380,028	391,857	401,377	401,329	414,380
Multifamily	58,972	59,570	52,500	56,491	57,306	81,812	80,980	80,424
Farmland	21,376	20,128	18,296	15,676	14,202	12,877	10,731	8,434
Owner-Occupied Commercial Real Estate	432,898	460,205	436,763	440,714	445,671	445,148	433,585	441,393
Nonowner-Occupied Commercial Real Estate	435,575	436,172	471,447	451,108	464,520	513,095	533,572	530,820
Commercial & Industrial	335,008	310,831	314,093	343,355	397,759	435,093	425,093	399,488
Consumer & Other	19,333	17,595	15,603	14,480	13,753	13,732	13,480	12,074
Total Loans	$ 1,880,658	$ 1,872,012	$ 1,877,444	$ 1,916,395	$ 2,005,677	$ 2,104,767	$ 2,109,044	$ 2,084,863

CRE Portfolio Overview



Farmland
1%
Healthcare
12%
Warehouse
6%
Wholesale Trade
5%
Real Estate, Rental & Leasing
7%
Multi-family
8%
Office
10%
Retail
16%
Professional, Manufacturing & Other
35%
$1.1B

Portfolio Characteristics June 30, 2023	
% of Total Portfolio	50.9%
Owner-Occupied as % of CRE Portfolio	41.6%
Nonowner-Occupied Office as a % of Total Portfolio	5.2%
Average Loan Size	$902K

Note: CRE portfolio is inclusive of multifamily and farmland loans

C&I Portfolio Overview

By Collateral Type



Unsecured
10%
Attorney Cases
13%
Other
14%
Accounts Receivable
15%
Equipment
17%
Inventory
2%
Cash/Brokerage
Secured
13%
Marine
16%
$308M

By Industry



Real Estate
7%
Transportation &
Warehousing
18%
Professional
(Scientific & Tech)
16%
Other
45%
Construction
14%
$308M

Portfolio Characteristics June 30, 2023	
% of Total Portfolio	14.8%
Average Loan Size	$63K

INVESTAR HOLDING CORPORATION

Note: C&I portfolio excludes public finance loans

Construction & Development Portfolio Overview



Multi-family
1%
1-4 Family
Construction -
Builder
26%
Commercial Land
and Construction
52%
$198M
1-4 Family
Construction -
Consumer
7%
Lot/Raw Land -
Consumer
3%
1-4 Family
Development/Builder Lots
11%

Portfolio Characteristics June 30, 2023	
% of Total Portfolio	9.4%
Average Loan Size	$491K

Consumer Portfolio Overview



Unsecured
13%
Miscellaneous
1%
Auto
30%
CD/Savings
Secured
39%
$12M
Recreational
17%

Portfolio Characteristics June 30, 2023	
% of Total Portfolio	0.6%
Average Loan Size	$9K

Note: Since exiting the indirect auto loan origination business at the end of 2015, the Bank has experienced decreased loan sales and has ceased originations of consumer loans held for sale.

Allowance for Credit Losses

Allowance for Credit Losses / Total Loans (%)



0.63
1.09
1.11
1.16
1.44
2019Y
2020Y
2021Y
2022Y
2023Q2

(Dollars in thousands)	For the Year Ended 12/31/2019	12/31/2020	12/31/2021	12/31/2022	For the Six Months Ended 6/30/2023
Allowance for Credit Losses					
Allowance for Credit Losses - Beginning	$ 9,454	$ 10,700	$ 20,363	$ 20,859	$ 24,364
ASC Topic 326 adoption impact[1]	-	-	-	-	5,865
Provision	1,908	11,160	22,885	2,922	(2,277)
Charge-offs & Adj.	(800)	(1,754)	(22,636)	(633)	(635)
Recoveries	138	257	247	1,216	2,727
Allowance for Credit Losses - Ending	$ 10,700	$ 20,363	$ 20,859	$ 24,364	$ 30,044

[1] *Investar adopted the Current Expected Credit Loss accounting standard on January 1, 2023. Upon adoption, Investar recorded a one-time, cumulative effect adjustment to increase the allowance for credit losses by $5.9 million and reduce retained earnings, net of tax, by $4.3 million.*

Asset Quality Trends

Nonperforming Assets ($000s)


$20,425
$15,440
$12,018
$6,361
$11,131
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

NPAs / Assets (%)


0.79
0.58
0.44
0.23
0.40
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Net Charge-offs / Avg. Loans (%)


0.00
0.00
0.00
0.01
(0.11)
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Reserves / NPLs (%)


128.9
176.7
214.9
535.6
429.6
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2

Deposit Portfolio

- Total deposits increased $35.2 million, or 1.6%, to $2.18 billion at June 30, 2023, compared to $2.15 billion at March 31, 2023.
- Uninsured deposits were 34% of total deposits at June 30, 2023.
- Beginning in the fourth quarter of 2022, management utilized brokered time deposits, entirely in denominations of less than $250,000, to secure fixed cost funding and reduce short-term borrowings. The remaining weighted average duration of brokered time deposits is approximately 13 months with a weighted average rate of 4.91%.

Deposit Mix at June 30, 2023



Money Market 7.3%
Savings 5.8%
Brokered Time 7.0%
Time 33.9%
Noninterest-bearing Demand 22.4%
Interest-bearing Demand 23.6%

	Deposit Composition - Quarterly Lookback								
(Dollars in thousands)	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Noninterest-bearing Demand	$ 582,109	$ 597,452	$ 585,465	$ 614,416	$ 615,779	$ 590,610	$ 580,741	$ 508,241	$ 488,311
Interest-bearing Demand	630,829	658,743	650,868	710,914	647,277	624,025	565,598	538,515	514,501
Brokered Demand	100,117	125,016	-	-	-	-	-	-	-
Money Market	243,058	264,846	255,501	276,112	243,795	251,213	208,596	180,402	158,984
Savings	174,385	174,953	180,837	182,532	176,760	167,131	155,176	137,336	125,442
Brokered Time	-	-	-	-	-	-	9,990	146,270	153,365
Time	529,668	482,631	447,595	402,030	379,059	419,704	562,264	634,883	740,250
Total Deposits	$ 2,260,166	$ 2,303,641	$ 2,120,266	$ 2,186,004	$ 2,062,670	$ 2,052,683	$ 2,082,365	$ 2,145,647	$ 2,180,853
Total Deposit Interest Rate[1]	**0.38%**	**0.32%**	**0.22%**	**0.18%**	**0.17%**	**0.25%**	**0.58%**	**1.20%**	**1.78%**

INVESTAR HOLDING CORPORATION

[1] *Non-GAAP financial measure; please see appendix for additional details*

Financial Profile

(Dollars in thousands, except per share data)	As of December 31, 2018	2019	2020	2021	2022	For the Three Months Ended 9/30/2022	12/31/2022	3/31/2023	6/30/2023
Balance Sheet									
Total Assets	$ 1,786,469	$ 2,148,916	$ 2,321,181	$ 2,513,203	$ 2,753,807	$ 2,661,694	$ 2,753,807	$ 2,751,669	$ 2,753,674
Total Loans	$ 1,400,825	$ 1,691,975	$ 1,860,318	$ 1,872,012	$ 2,104,767	$ 2,005,677	$ 2,104,767	$ 2,109,044	$ 2,084,863
Total Deposits	$ 1,361,731	$ 1,707,706	$ 1,887,824	$ 2,120,266	$ 2,082,365	$ 2,052,683	$ 2,082,365	$ 2,145,647	$ 2,180,853
Loans/Deposits	102.87%	99.08%	98.54%	88.29%	101.08%	97.71%	101.08%	98.29%	95.60%
Capital									
TCA/TA[1]	9.20%	9.96%	9.22%	8.04%	6.37%	6.20%	6.37%	6.48%	6.48%
Total Capital	13.46%	15.02%	14.71%	12.99%	13.25%	13.15%	13.25%	13.24%	13.49%
Tier 1 Capital	11.59%	12.03%	11.36%	9.90%	10.21%	10.08%	10.21%	10.06%	10.28%
Tier 1 Leverage Capital	9.81%	10.45%	9.49%	8.12%	8.53%	8.48%	8.53%	8.30%	8.45%
Profitability Measures									
Net Interest Margin	3.61%	3.51%	3.49%	3.53%	3.67%	3.77%	3.50%	3.13%	2.82%
Non Interest Income / Average Assets	0.26%	0.31%	0.53%	0.47%	0.70%	0.40%	0.51%	0.16%	0.30%
Non Interest Expense / Average Assets	2.48%	2.44%	2.51%	2.45%	2.34%	2.42%	2.06%	2.40%	2.22%
Efficiency Ratio	67.89%	67.81%	66.72%	65.79%	56.29%	61.10%	53.59%	76.12%	74.50%
ROAA	0.81%	0.85%	0.61%	0.31%	1.37%	1.11%	1.32%	0.57%	0.96%
ROAE	7.68%	8.21%	5.77%	3.22%	15.63%	12.79%	16.69%	7.04%	11.85%
Diluted Earnings Per Share	$ 1.39	$ 1.66	$ 1.27	$ 0.76	$ 3.50	$ 0.73	$ 0.88	$ 0.38	$ 0.67
Net Income	$ 13,606	$ 16,839	$ 13,889	$ 8,000	$ 35,709	$ 7,304	$ 8,898	$ 3,812	$ 6,547
Asset Quality									
NPAs / Assets	0.54%	0.30%	0.62%	1.28%	0.44%	0.58%	0.44%	0.23%	0.40%
NCOs / Avg Loans	0.08%	0.04%	0.08%	1.18%	-0.03%	0.00%	0.00%	0.01%	-0.11%

[1] *Non-GAAP financial measure; please see appendix for additional details*

APPENDIX

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	As of December 31,					For the Three Months Ended			
	2018	2019	2020	2021	2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Tangible common equity:									
Total stockholders' equity	$ 182,262	$ 241,976	$ 243,284	$ 242,598	$ 215,782	$ 205,700	$ 215,782	$ 218,458	$ 218,357
Adjustments:									
Goodwill	(17,424)	(26,132)	(28,144)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)
Other intangibles	(2,363)	(4,903)	(4,088)	(3,948)	(3,059)	(3,272)	(3,059)	(2,776)	(2,589)
Tangible common equity	$ 162,475	$ 210,941	$ 211,052	$ 198,562	$ 172,635	$ 162,340	$ 172,635	$ 175,594	$ 175,680
AOCI	(3,076)	1,891	1,805	1,163	(48,913)	(50,603)	(48,913)	(44,250)	(49,165)
Tangible common equity excluding AOCI	$ 165,551	$ 209,050	$ 209,247	$ 197,399	$ 221,548	$ 212,943	$ 221,548	$ 219,844	$ 224,845
Common shares outstanding	9,484,219	11,228,775	10,608,829	10,343,494	9,901,847	9,901,078	9,901,847	9,900,648	9,831,145
Book value per common share	$ 19.22	$ 21.55	$ 22.93	$ 23.45	$ 21.79	$ 20.78	$ 21.79	$ 22.06	$ 22.21
Tangible book value per common share	$ 17.13	$ 18.79	$ 19.89	$ 19.20	$ 17.43	$ 16.40	$ 17.43	$ 17.74	$ 17.87
Tangible book value per common share excluding AOCI	$ 17.46	$ 18.62	$ 19.72	$ 19.08	$ 22.37	$ 21.51	$ 22.37	$ 22.21	$ 22.87
Tangible assets:									
Total assets	$ 1,786,469	$ 2,148,916	$ 2,321,181	$ 2,513,203	$ 2,753,807	$ 2,661,694	$ 2,753,807	$ 2,751,669	$ 2,753,674
Adjustments:									
Goodwill	(17,424)	(26,132)	(28,144)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)	(40,088)
Other intangibles	(2,363)	(4,903)	(4,088)	(3,948)	(3,059)	(3,272)	(3,059)	(2,776)	(2,589)
Tangible assets	$ 1,766,682	$ 2,117,881	$ 2,288,949	$ 2,469,167	$ 2,710,660	$ 2,618,334	$ 2,710,660	$ 2,708,805	$ 2,710,997
Total stockholders' equity to total assets ratio	10.20%	11.26%	10.48%	9.65%	7.84%	7.73%	7.84%	7.94%	7.93%
Tangible common equity to tangible assets ratio	9.20%	9.96%	9.22%	8.04%	6.37%	6.20%	6.37%	6.48%	6.48%

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the Three Months Ended 12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Net Income	$ 6,936	$ 10,103	$ 9,404	$ 7,304	$ 8,898	$ 3,812	$ 6,547
Plus: Provision for Credit Losses	658	(449)	941	1,162	1,268	388	(2,840)
Plus: Income Tax Expense	1,642	2,600	2,459	1,699	1,881	874	1,509
Pre-Tax, Pre-Provision Net Income	**$ 9,236**	**$ 12,254**	**$ 12,804**	**$ 10,165**	**$ 12,047**	**$ 5,074**	**$ 5,216**

Non-GAAP Reconciliation (continued)

(Dollars in thousands)	For the Three Months Ended 6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Interest on Deposits	$ 2,114	$ 1,854	$ 1,217	$ 976	$ 907	$ 1,315	$ 3,052	$ 6,221	$ 9,534
Average Interest-Bearing Deposits	1,677,471	1,691,318	1,597,556	1,576,643	1,498,354	1,456,826	1,482,268	1,557,665	1,655,506
Average Noninterest-Bearing Deposits	559,431	581,397	603,162	586,556	611,618	612,777	590,020	550,503	490,123
Average Total Deposits	2,236,902	2,272,715	2,200,718	2,163,199	2,109,972	2,069,603	2,072,288	2,108,168	2,145,629
Total Deposit Interest Rate	**0.38%**	**0.32%**	**0.22%**	**0.18%**	**0.17%**	**0.25%**	**0.58%**	**1.20%**	**1.78%**

Non-GAAP Reconciliation (continued)

	For the Three Months Ended				
(Dollars in thousands)	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023
Net interest income	$ 21,978	$ 23,467	$ 22,519	$ 20,173	$ 18,387
Provision for credit losses	941	1,162	1,268	388	(2,840)
Net interest income after provision for credit losses	**$ 21,037**	**$ 22,305**	**$ 21,251**	**$ 19,785**	**$ 21,227**
Noninterest income	6,378	2,665	3,441	1,076	2,070
Loss on call or sale of investment securities, net	-	-	-	1	-
Loss on sale or disposition of fixed assets, net	461	103	67	859	58
Loss (gain) on sale of other real estate owned, net	84	(50)	(2)	142	(5)
Gain on sale of loans[1]	-	-	-	(75)	-
Swap termination fee income	(4,733)	-	-	-	-
Change in the fair value of equity securities	86	27	(12)	4	107
Income from insurance proceeds[2]	-	-	(1,384)	-	-
Change in the net asset value of other investments[3]	-	(305)	44	33	(78)
Core noninterest income	**$ 2,276**	**$ 2,440**	**$ 2,154**	**$ 2,040**	**$ 2,152**
Core earnings before noninterest expense	23,313	24,745	23,405	21,825	23,379
Total noninterest expense	15,552	15,967	13,913	16,175	15,241
Severance[4]	-	-	(624)	-	-
Employee retention credit, net of consulting fees[5]	-	-	2,342	-	-
Divestiture expense[6]	-	-	-	(651)	-
Loss on early extinguishment of subordinated debt	(222)	-	-	-	-
Core noninterest expense	**$ 15,330**	**$ 15,967**	**$ 15,631**	**$ 15,524**	**$ 15,241**
Core earnings before income tax expense	**$ 7,983**	**$ 8,778**	**$ 7,774**	**$ 6,301**	**$ 8,138**
Core income tax expense[7]	1,655	1,659	1,555	1,178	1,522
Core earnings	**$ 6,328**	**$ 7,119**	**$ 6,219**	**$ 5,123**	**$ 6,616**

Non-GAAP Reconciliation (continued)

	For the Three Months Ended									
(Dollars in thousands, except per share data)	6/30/2022		9/30/2022		12/31/2022		3/31/2023		6/30/2023	
Core basic earnings per common share	$	0.62	$	0.71	$	0.63	$	0.52	$	0.67
Diluted earnings per common share (GAAP)		0.92		0.73		0.88		0.38		0.67
Loss on call or sale of investment securities, net		-		-		-		-		-
Loss on sale or disposition of fixed assets, net		0.03		0.01		0.01		0.07		-
Loss (gain) on sale of other real estate owned, net		0.01		-		-		0.01		-
Gain on sale of loans[1]		-		-		-		(0.01)		-
Swap termination fee income		(0.37)		-		-		-		-
Change in the fair value of equity securities		0.01		-		-		-		0.01
Income from insurance proceeds[2]		-		-		(0.14)		-		-
Change in the net asset value of other investments[3]		-		(0.03)		-		-		(0.01)
Severance[4]		-		-		0.05		-		-
Employee retention credit, net of consulting fees[5]		-		-		(0.18)		-		-
Divestiture expense[6]		-		-		-		0.06		-
Loss on early extinguishment of subordinated debt		0.02		-		-		-		-
Core diluted earnings per common share	**$**	**0.62**	**$**	**0.71**	**$**	**0.62**	**$**	**0.51**	**$**	**0.67**
Efficiency Ratio		54.85%		61.10%		53.59%		76.12%		74.50%
Core Efficiency Ratio		63.21%		61.63%		63.35%		69.89%		74.21%
Core return on average assets[8]		0.99%		1.08%		0.92%		0.76%		0.97%
Total average assets	$	2,553,849	$	2,621,611	$	2,677,604	$	2,735,823	$	2,748,171

INVESTAR HOLDING CORPORATION

[1] Adjustment to noninterest income recorded upon completion of the sale of the Alice and Victoria branches for remaining discount on loans sold.

[2] Income from insurance proceeds represents nontaxable income related to an insurance policy for the former Chief Financial Officer of Investar and the Bank.

[3] Change in net asset value of other investments represents unrealized gains or losses or Investar's investments in Small Business Investment Companies and other investment funds and is included in other operating income in the accompanying consolidated statements of income.

[4] Severance in the fourth quarter of 2022 represents a comprehensive severance package for the former Chief Financial Officer of Investar and the Bank.

[5] ERC represents a broad based refundable payroll tax credit that incentivized businesses to retain employees on the payroll during the COVID-19 pandemic.

[6] Adjustments to noninterest expenses directly attributable to the sale of the Alice and Victoria, Texas branch locations, consisting of $0.4 million of occupancy expense to terminate the remaining contractually obligated lease payments, $0.1 million of salaries and employee benefits for severance, $0.1 million of professional fees for legal and consulting services, and $0.1 million of depreciation and amortization to accelerate the amortization of the remaining core deposit intangible.

[7] Core income tax expense is calculated using the effective tax rates of 18.7%, 18.7%, 18.9% and 20.7% for the quarters ended June 30, 2023, March 31, 2023, September 30, 2022 and June 30, 2022, respectively. Core income tax expense for the quarter ended December 31, 2022 is calculated using an effective tax rate of 20.0%, which is adjusted to account for the exclusion of the income from insurance proceeds, which is nontaxable income, from the calculation of core earnings.

[8] Core earnings used in calculation. No adjustments were made to average assets.